EXHIBIT 10.7

SECOND AMENDMENT TO
AMENDED AND RESTATED CREDIT AGREEMENT

            THIS SECOND AMENDMENT TO AMENDED AND RESTATED CREDIT AGREEMENT ("Second Amendment") dated as of November 14, 2001 (but effective as of September 30, 2001), is among SESI, L.L.C., as Borrower, SUPERIOR ENERGY SERVICES INC., as Parent, BANK ONE, NA (successor by merger to Bank One, Louisiana, National Association), as Agent, WELLS FARGO BANK TEXAS, N.A., as Syndication Agent, WHITNEY NATIONAL BANK, as Documentation Agent, and the lenders party hereto, who agree as follows:

RECITALS

            A.     The Borrower, Parent, Agents and the lenders a party thereto (the "Lenders") have executed an Amended and Restated Credit Agreement dated as of December 31, 2000 (as amended, the "Credit Agreement"), providing for a revolving loan of up to $70,000,000 and a term loan in the principal amount of $50,000,000 (which has a current balance of $45,000,000).

            B.     The Borrower has requested that the restriction on capital expenditures be increased from $35,000,000 to $85,000,000 for the fiscal year ending December 31, 2001 and to $50,000,000 for the fiscal year ending December 31, 2002 and then back to $35,000,000 for each fiscal year thereafter.

            C.     Capitalized terms used in this Second Amendment and not otherwise defined in this Second Amendment shall have the meanings set forth in the Credit Agreement.

    AGREEMENT

            NOW, THEREFORE, for and in consideration of the mutual covenants, agreements and undertakings herein contained, the Borrower, Parent, Agents and Lenders hereby agree as follows:

I. AMENDMENTS TO CREDIT AGREEMENT

            Section 1.     Section 6.19.4 (Maximum Capital Expenditures) of the Credit Agreement is hereby amended (effective as of September 30, 2001) to read as follows:

6.19.4 Maximum Capital Expenditures. The Parent will not permit Capital Expenditures (on a consolidated but non-cumulative basis) of the Parent, the Borrower and their Subsidiaries (i) during the fiscal year ending December 31, 2001 to be greater than $85,000,000, (ii) during the fiscal year ending December 31, 2002 to be greater than $50,000,000 and (iii) during any fiscal year thereafter to be greater than $35,000,000.

II. MISCELLANEOUS

            Section 1.     The Borrower and Parent certify and acknowledge that (i) except with respect to date specific representations and warranties, all the representations and warranties made by or on behalf of the Borrower, Parent and Subsidiaries set forth in the Credit Agreement are true and correct, in all material respects, as of the date of this Second Amendment; (ii) the Borrower and the Parent are in compliance with all of the covenants, terms and conditions of the Credit Agreement; and (iii) no Unmatured Default or Default has occurred or is continuing.

            Section 2.     Each of the Subsidiaries hereby consents to this Second Amendment and agrees that its Subsidiary Guaranty in favor of the Agent and the Lender dated as of December 31, 2000, guaranties the Secured Obligations as amended hereby by and remains in full force and effect.

            Section 3.     The Borrower and the Parent agree to execute (and cause their Subsidiaries) to execute any and all other documents reasonably required by the Agent, including without limitation, the amendment of any Loan Documents, to conform to the provisions of this Second Amendment.

            Section 4.     Except as otherwise specifically amended hereby, all of the covenants, terms and conditions of the Credit Agreement shall remain in full force and effect. Any references to the Credit Agreement contained in the Notes or any other Loan Documents shall refer to the Credit Agreement, as amended by this Second Amendment.

            Section 5.     This Second Amendment may be executed in any number of counterparts, all of which taken together shall constitute one agreement, and any of the parties hereto may execute this Second Amendment by signing any such counterpart. This Second Amendment shall be effective when it has been executed by the Parent, the Borrower, the Agents and the Required Lenders.

            Section 6.     This Second Amendment shall be a contract made under and governed by the laws of the State of Louisiana.

            IN WITNESS WHEREOF, the Parent, the Borrower, the Agents and the Lenders have executed this Agreement as of the date first above written.

BORROWER:	SESI, L.L.C.
	By:	Superior Energy Services, Inc.,
Member Manager

By: /S/ ROBERT S. TAYLOR
	Name:	Robert S. Taylor
	Title:	Chief Financial Officer

PARENT:	SUPERIOR ENERGY SERVICES, INC.

By: /S/ ROBERT S. TAYLOR
	Name:	Robert S. Taylor
	Title:	Chief Financial Officer

SUBSIDIARIES:	ACE RENTAL TOOLS, L.L.C.
BLOWOUT TOOLS, INC.
CONNECTION TECHNOLOGY, L.L.C.
DRILLING LOGISTICS, L.L.C.
ENVIRONMENTAL TREATMENT
INVESTMENTS, L.L.C.
F. & F. WIRELINE SERVICE, L.L.C.
FASTORQ, L.L.C.
H.B. RENTALS, L.C.
INTERNATIONAL SNUBBING SERVICES, L.L.C.
CONCENTRIC PIPE & TOOL RENTALS, L.L.C.
NON-MAGNETIC RENTAL TOOLS, L.L.C.
OIL STOP, L.L.C.
PRODUCTION MANAGEMENT
INDUSTRIES, L.L.C.
SELIM LLC
SEGEN LLC
STABIL DRILL SPECIALTIES, L.L.C.
SUB-SURFACE TOOLS, L.L.C.
SUPERIOR ENERGY SERVICES, L.L.C.
TONG RENTALS AND SUPPLY COMPANY, L.L.C.
WILD WELL CONTROL, INC.
1105 PETERS ROAD, L.L.C.

By: /S/ ROBERT S. TAYLOR
	Name:	Robert S. Taylor
	Title:	Vice President and Treasurer

HYDRO-DYNAMICS OILFIELD
CONTRACTORS, INC.

By: /S/ ROBERT S. TAYLOR
	Name:	Robert S. Taylor
	Title:	Vice President and Treasurer

SE FINANCE LP

	By:	SEGEN LLC, its General Partner

By: /S/ ROBERT S. TAYLOR
	Name:	Robert S. Taylor
	Title:	Manager

AGENT AND LENDER:	BANK ONE, NA (Chicago Main Office)

By: /S/ STEVEN D. NANCE
Name: Steven D. Nance
Title: Vice President

SYNDICATION AGENT AND LENDER:	WELLS FARGO BANK TEXAS, N.A.

By: /S/ SCOTT GILDEA
Name: Scott Gildea
Title: Assistant Vice President

DOCUMENTATION AGENT AND LENDER:	WHITNEY NATIONAL BANK

By: /S/ HOLLIE L. ERICKSEN
Name: Hollie L. Ericksen
Title: Vice President

LENDER:	CREDIT SUISSE FIRST BOSTON

By: /S/ WILLIAM S. LUTKINS
Name: William S. Lutkins
Title: Vice President

By: /S/ DAVID M. KOCZAN
Name: David M. Koczan
Title: Associate

LENDER:	HIBERNIA NATIONAL BANK

By: /S/ STEPHEN BIRNBAUM
Name: Stephen Birnbaum
Title: Vice President

LENDER:	NATIONAL BANK OF CANADA

By: /S/ RANDALL WILHOIR
Name: Randall Wilhoir
Title: Vice President

By: /S/ H. JOHN TYLER, III
Name: H. John Tyler, III
Title: Assistant Vice President

LENDER:	BANK OF SCOTLAND

By: /S/ JOSEPH FRATUS
Name: Joseph Fratus
Title: Vice President

LENDER:	UNION PLANTERS BANK

By: /S/ MARK R. PHILLIPS
Name: Mark R. Phillips
Title: Senior Vice President

LENDER:	NATEXIS BANQUES POPULAIRES

By: /S/ TIMOTHY L. POLVADO
Name: Timothy L. Polvado
Title: Vice President and Group Manager

By: /S/ RENAUD J. D'HERBES
Name: Renaud J. d'Herbes
Title: Senior Vice President and Regional Manager

LENDER:	DRESDNER BANK LATEINAMERIKA AG
Miami Agency

By: /S/ ALAN HILLS
Name: Alan Hills
Title: Vice President

By: /S/ LISSETTE GALLARDO
Name: Lissette Gallardo
Title: Relationship Officer